UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CenterPoint Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 D99359-P85789

 You invested in CENTERPOINT ENERGY, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 21, 2023.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 7, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* April 21, 2023 9:00 a.m. CT
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vote without entering a
control number
Auditorium 1111 Louisiana Street Houston, Texas 77002

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors
Nominees:
1a.	Wendy Montoya Cloonan	For

1b.	Earl M. Cummings	For

1c.	Christopher H. Franklin	For

1d.	David J. Lesar	For

1e.	Raquelle W. Lewis	For

1f.	Martin H. Nesbitt	For

1g.	Theodore F. Pound	For

1h.	Phillip R. Smith	For

1i.	Barry T. Smitherman	For

2.	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2023.	For

3.	Approve the advisory resolution on executive compensation.	For

4.	Advisory vote on the frequency of future advisory shareholder votes on executive compensation.	Year

5.	Shareholder proposal relating to our disclosure of Scope 3 emissions and setting Scope 3 emissions targets.	Against

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D99360-P85789